UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A
                              (Amendment Number 2)


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


     Date of report (Date of earliest event reported)   May 1, 2005
                                                      ----------------

                         CYCLE COUNTRY ACCESSORIES CORP.
                        --------------------------------
             (Exact name of registrant as specified in its charter)

       NEVADA                      	333-68570             42-1523809
----------------------------      ----------------     ---------------------
(State or other jurisdiction      (Commission File         (IRS Employer
 of incorporation)                   Number)           Identification Number)


                      2188 Highway 86 Milford, Iowa  51351
            ---------------------------------------------------------------
                   (Address of principal executive offices)


Registrant's telephone number, including area code    (712) 338-2701

                                                      --------------






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ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(a)     Financial Statements of Businesses Acquired

On May 1, 2005, Cycle Country Accessories Corp. through a wholly owned subsidiary closed on the transactions described in Item 2.01 of Current Report on Form 8-K filed May 6, 2005. The financial statements of Simonsen Iron Works, a wholly-owned subsidiary of the Registrant, are filed as an amendment to the Registrant's Form 8-K, filed on May 6, 2005, pursuant to Item 9.01(a)(4) (included herein as Exhibit 99.09)




(c)	Exhibits

10.1	Agreement and Plan of Merger by and among Cycle Country Accessories
        Corp., a Nevada corporation, its wholly owned subsidiary Cycle Country Accessories Corporation, an Iowa corporation, Simonsen Iron Works, Inc., an Iowa corporation, and Simonsen's stockholders. **

10.2    Registration Rights Agreement. **

99.09 Audited Financial Statements for the years ended December 31, 2004, and December 31, 2003 for Simonsen Iron Works, a wholly owned subsidiary of the Registrant and unaudited pro forma combined consolidated financial information of the Registrant and subsidiaries as of March 31, 2005 and for the year ended September 30, 2004 and the six months ended March 31, 2005.



** Previously filed as an exhibit to the Registrant's Current
   Report on Form 8-K filed with the Securities and Exchange
   Commission on May 6, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     CYCLE COUNTRY ACCESSORIES CORP.

Date   August 16, 2005
    ------------------------------

                                             By: /s/ Ronald C. Hickman
                                    		--------------------------
                                     		Ronald C. Hickman
                                     		Principal Executive Officer,
                                     		President and Director